Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

22. COMMITMENTS AND CONTINGENCIES

Commitments

The assets pledged as collaterals for loans of the Group is discussed in Note 13 BANK BORROWINGS.

The following table sets forth the Group’s contractual obligations as of December 31, 2024:

	Payment due by period
	Total		Less than 1 year	1-3 years	3-5 years	More than 5 years
	RMB	US$
Long-term bank borrowings (i)	6,970	955	3,164	3,806	-	-
Short-term bank borrowing	15,522	2,127	15,522	-	-	-
Operating lease liabilities (ii)	7,099	973	2,262	3,274	1,244	319
Payable to Anhui Juhu (iii)	200	27	200	-	-	-
Loans from third parties	4,787	656	4,787	-	-	-
Total	34,578	4,738	25,935	7,080	1,244	319

(i)	The Group’s commitment for long-term bank borrowings and short-term bank borrowings as of December 31, 2024 is discussed in Note 13 BANK BORROWINGS.

(ii)	The Group’s commitment for minimum lease payments under the remaining operating leases as of December 31, 2024 is discussed in Note 15 LEASES.

(iii)	The Group’s commitment for payable to Anhui Juhu under the other current liabilities as of December 31, 2024 is discussed in Note 14 ACCRUED EXPENSES AND OTHER LIABILITIES.

Other than as shown above, the Group did not have any significant capital and other commitments, long-term obligations or guarantees as of December 31, 2024.

Contingencies

The Group is subject to legal proceedings and regulatory actions in the ordinary course of business. The results of such proceedings cannot be predicted with certainty, but the Group does not anticipate that the final outcome arising out of any such matter will have a material adverse effect on the Group’s consolidated business, financial position, cash flows or results of operations taken as a whole.

On July 1, 2021, Youpin Automobile Service Group Co., Ltd. ("Youpin") signed an Investment Contract with the Wuhu High-Tech Industrial Development Zone Management Committee (the "Committee") for a new energy vehicle industrial cluster project. Youpin set up Wuhu Youxu New Energy Technology Co., Ltd. as the project company, and the Committee agreed to provide financial subsidies. On October 15, 2021, the Committee paid the first-year rental subsidy (RMB 3 million) to the project company. However, because Youpin and the project company failed to meet operational targets, the Committee issued an Administrative Decision on August 29, 2024, demanded youpin to repay the RMB 3 million subsidy.

The Group reckon that the investment contract does not qualify as an administrative agreement, and defendant lacks authority to issue administrative decisions based on it. Youpin Group maintains that its non-compliance with the Investment Contract terms resulted from uncontrollable external factors, specifically the original landlord's failure to vacate the premises as scheduled coupled with the disruptive effects of the COVID-19 pandemic, both of which constitute force majeure circumstances. As of the reporting date, the court has not yet rendered a final judgment on this case. Accordingly, the Group considers the ultimate outcome of this litigation to be subject to significant uncertainty.

Guarantees

From August 2020 to November 2021, Youguan Financial Leasing provided a total of RMB5,869 (US$827) guarantee to its four customers who entered into two five-year guarantees and two four-year guarantees. As of the date of this annual report, the balance of the guarantees were RMB2,003(US$274).